Exhibit 10.19
AMENDMENT NO. 1 TO
STOCK PURCHASE AGREEMENT
AND
ESCROW AGREEMENT
     This Amendment No. 1 (the “Amendment”) to (i) the Stock Purchase Agreement, dated as of September 25, 2009 (the “Purchase Agreement”), by and among Anthera Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and the investors listed on Exhibit A thereto (the “Investors”), and (ii) the Escrow Agreement, dated as of September 25, 2009 (the “Escrow Agreement”), by and among the Company, the Investors and Fremont Bank (the “Escrow Agent”), is made as of November 3, 2009 by and among the Company, the Investors, the Escrow Agent and Shionogi & Co., Ltd. (“Shionogi”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.
RECITALS
     WHEREAS, the Company desires to sell, and Shionogi desires to purchase, additional shares of the Company’s Common Stock, par value $0.001 per share, equal to $500,000 (the “Additional Investment”) divided by the Purchase Price (the “Additional Shares”) pursuant to the terms of the Purchase Agreement, as amended by this Amendment;
     WHEREAS, the Company and the Investors desire to amend the Purchase Agreement to allow for the sale of the Additional Shares to Shionogi under the terms of the Purchase Agreement, as amended by this Amendment;
     WHEREAS, the Company, the Investors and the Escrow Agent desire to amend the Escrow Agreement to allow for the inclusion of the Additional Investment as Escrowed Funds (as defined therein) under the terms of the Escrow Agreement, as amended by this Amendment;
     WHEREAS, Section 7.9 of the Purchase Agreement provides that the Purchase Agreement may be amended with the written consent of the Company and the Investors; and
     WHEREAS, Section 2.1 of the Escrow Agreement provides that the Escrow Agreement may be amended with the written consent of the Company, the Investors and the Escrow Agent.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereto agree as follows:
AGREEMENT
     1. Section 1.1 of the Purchase Agreement is hereby amended and restated in its entirety as follows:
          “1.1 Authorization and Escrow. The Company will, prior to the Closing (as defined below), authorize the sale and issuance to the Investors of a number of shares of the Company’s Common Stock (the

“Shares”), par value $0.001 per share, equal to $20,500,000 divided by the Purchase Price (as defined below). On or prior to September 28, 2009, each Investor shall deposit with Fremont Bank (the “Escrow Agent”), pursuant to the Escrow Agreement attached as Exhibit B (the “Escrow Agreement”), the amount set forth opposite such Investor’s name on the Schedule of Investors, to be held in escrow (and not as the Company’s property) for release at the Closing (or if earlier, for payment to the Investors, as provided in the Escrow Agreement); provided, however, that Shionogi & Co., Ltd. (“Shionogi”) shall deposit such amount with the Escrow Agent no later than two (2) business days following the execution of Amendment No. 1 to this Agreement by each of the parties thereto.”
     2. Exhibit A to the Purchase Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit A-1 hereto.
     3. The first recital of the Escrow Agreement is hereby amended and restated in its entirety as follows:
          “WHEREAS, the Purchasers will be purchasing from the Company, severally and not jointly with the other Purchasers, with the Purchasers’ funds (hereinafter the “Subscription Amounts”), in the aggregate, $20,500,000 of the Company’s Common Stock (the “Securities”) at the Closing as set forth in the Stock Purchase Agreement between the Purchasers and the Company (the “Purchase Agreement”);”
     4. Section 1.4 of the Escrow Agreement is hereby amended and restated in its entirety as follows:
          “1.4. Deposit of Funds. Each Purchaser shall deposit with the Escrow Agent, on or prior to September 28, 2009, such Purchaser’s Subscription Amount as set forth on Exhibit A hereto; provided, however, that Shionogi & Co., Ltd. (“Shionogi”) shall deposit such amount with the Escrow Agent no later than two (2) business days following the execution of Amendment No. 1 to this Agreement by each of the parties thereto. Wire transfers to the Escrow Agent shall be made as follows:
Domestic Instructions
Fremont Bank
Beneficiary Name: Fremont Bank as Escrow Agent for Anthera Pharmaceuticals, Inc.
Fremont Bank Account Number
ABA# 121107882
International Wires
Swift: BOFAUS3N
Correspondent Bank: Bank of America
Correspondent Bank ABA: 026009593

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     5. Exhibit A to the Escrow Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit A-2 hereto.
     6. Shionogi and the other parties to this Amendment agree and acknowledge that, upon execution of this Amendment, Shionogi shall be considered an “Investor” under the Purchase Agreement and a “Purchaser” under the Escrow Agreement, each as amended by this Amendment, for all purposes. The Company represents and warrants to Shionogi that, except as set forth on the Schedule of Exceptions, the representations and warranties set forth in Section 3 of the Purchase Agreement are true and correct as of the date hereof. Shionogi represents and warrants to the Company that, as to Shionogi, the representations and warranties set forth in Section 4 of the Purchase Agreement are true and correct as of the date hereof.
     7. This Amendment shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and performed entirely within California, without giving effect to conflict of law principles thereof.
     8. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     9. Except as specifically amended hereby, each of the Purchase Agreement and the Escrow Agreement shall remain in full force and effect.
(Signature Pages Follow)

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     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date first written above.

COMPANY:		SHIONOGI:

ANTHERA PHARMACEUTICALS, INC.		SHIONOGI & CO., LTD.

By:	/s/ Paul F. Truex	By:	/s/ Sachio Tokaji

	Paul F. Truex		Sachio Tokaji
	President and Chief Executive Officer		Director of the Board
Senior Executive Officer
SIGNATURE PAGE TO ANTHERA PHARMACEUTICALS, INC.
AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT AND ESCROW AGREEMENT

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date first written above.

INVESTORS:

VANTAGEPOINT VENTURE PARTNERS IV (Q), L.P.
VANTAGEPOINT VENTURE PARTNERS IV, L.P.
VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS
FUND, L.P.

By:	VantagePoint Venture Associates IV,
L.L.C., its General Partner

By:	/s/ Alan E. Salzman

Name:	Alan E. Salzman
Title:	Managing Member
SIGNATURE PAGE TO ANTHERA PHARMACEUTICALS, INC.
AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT AND ESCROW AGREEMENT

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date first written above.

INVESTORS:

SOFINNOVA VENTURE PARTNERS VI, L.P.,

as nominee for
SOFINNOVA VENTURE PARTNERS VI, L.P.
SOFINNOVA VENTURE PARTNERS VI GMBH CO. K.G.
SOFINNOVA VENTURE AFFILIATES VI, L.P.

By:	Sofinnova Management VI, LLC
Its General Partner

By:	/s/ James Healy

Name:	James Healy
Title:	Managing Member
SIGNATURE PAGE TO ANTHERA PHARMACEUTICALS, INC.
AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT AND ESCROW AGREEMENT

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date first written above.

INVESTORS:

A. M. PAPPAS LIFE SCIENCE VENTURES III, L.P.

By:	/s/ Ford S. Worthy

Name:	Ford S. Worthy
Title:	Partner & CEO

PV III CEO FUND, L.P.

By:	/s/ Ford S. Worthy

Name:	Ford S. Worthy
Title:	Partner & CEO
SIGNATURE PAGE TO ANTHERA PHARMACEUTICALS, INC.
AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT AND ESCROW AGREEMENT

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date first written above.

INVESTORS:

CAXTON ADVANTAGE LIFE SCIENCES FUND, L.P.

By:	Caxton Advantage Venture Partners, L.P., Its General Partner

By:	Advantage Life Science Partners, LLC, Its Managing Partner

By:	/s/ A. Rachel Leheny

Name:	A. Rachel Leheny
Title:	Member
SIGNATURE PAGE TO ANTHERA PHARMACEUTICALS, INC.
AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT AND ESCROW AGREEMENT

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date first written above.

INVESTORS:

HBM BIOCAPITAL

HBM BioCapital (EUR) L.P.
By:	HBM BioCapital Ltd.
Its:	General Partner

/s/ John Arnold

By:	John Arnold
Its:	Chairman & Managing Director

HBM BioCapital (USD) L.P.
By:	HBM BioCapital Ltd.
Its:	General Partner

/s/ John Arnold

By:	John Arnold
Its:	Chairman & Managing Director
SIGNATURE PAGE TO ANTHERA PHARMACEUTICALS, INC.
AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT AND ESCROW AGREEMENT

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date first written above.

ESCROW AGENT:

FREMONT BANK

By:	/s/ Andrew Mastorakis

Andrew Mastorakis
President
SIGNATURE PAGE TO ANTHERA PHARMACEUTICALS, INC.
AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT AND ESCROW AGREEMENT

EXHIBIT A-1
SCHEDULE OF INVESTORS

Investor	Aggregate Purchase Price
VantagePoint Venture Partners IV (Q), L.P.	$8,280,659.71
1001 Bayhill Drive, Suite 300 San Bruno, CA 94066
VantagePoint Venture Partners IV, L.P.	$828,979.95
1001 Bayhill Drive, Suite 300 San Bruno, CA 94066
VantagePoint Venture Partners IV Principals Fund, L.P.	$30,161.34
1001 Bayhill Drive, Suite 300 San Bruno, CA 94066
Sofinnova Venture Partners VI, L.P.	$5,902,150.00
140 Geary Street, 10th Floor San Francisco, CA 94108
A. M. Pappas Life Science Ventures III, L.P.	$1,451,117.95
P.O. Box 110287 Research Triangle Park, NC 27709
PV III CEO Fund, L.P.	$90,165.05
P.O. Box 110287 Research Triangle Park, NC 27709
Caxton Advantage Life Sciences Fund, L.P.	$1,708,383.00
500 Park Avenue New York, NY 10022 Attention: Rachel Leheny Email: rleheny@caxtonadvantage.com
HBM BioCapital (EUR) L.P.	$1,452,125.55
John Arnold HBM BioCapital Ltd. Centennial Towers, 3rd Floor 2454 West Bay Road Grand Cayman Cayman Islands
HBM BioCapital (USD) L.P.	$256,257.45
John Arnold HBM BioCapital Ltd. Centennial Towers, 3rd Floor 2454 West Bay Road Grand Cayman Cayman Islands
Shionogi & Co., Ltd.	$500,000.00
1-8 Doshomachi 3-chome Chuo-ku, Osaka Japan
TOTAL	$20,500,000.00

EXHIBIT A-2
SCHEDULE OF PURCHASERS

Purchaser	Subscription Amount	Subscription %
VantagePoint Venture Partners IV (Q), L.P.	$8,280,659.71	40.39%
1001 Bayhill Drive, Suite 300 San Bruno, CA 94066
VantagePoint Venture Partners IV, L.P.	$828,979.95	4.04%
1001 Bayhill Drive, Suite 300 San Bruno, CA 94066
VantagePoint Venture Partners IV Principals Fund, L.P.	$30,161.34	0.15%
1001 Bayhill Drive, Suite 300 San Bruno, CA 94066
Sofinnova Venture Partners VI, L.P.	$5,902,150.00	28.79%
140 Geary Street, 10th Floor San Francisco, CA 94108
A. M. Pappas Life Science Ventures III, L.P.	$1,451,117.95	7.08%
P.O. Box 110287 Research Triangle Park, NC 27709
PV III CEO Fund, L.P.	$90,165.05	0.44%
P.O. Box 110287 Research Triangle Park, NC 27709
Caxton Advantage Life Sciences Fund, L.P.	$1,708,383.00	8.33%
500 Park Avenue New York, NY 10022 Attention: Rachel Leheny Email: rleheny@caxtonadvantage.com
HBM BioCapital (EUR) L.P.	$1,452,125.55	7.08%
John Arnold HBM BioCapital Ltd. Centennial Towers, 3rd Floor 2454 West Bay Road Grand Cayman Cayman Islands
HBM BioCapital (USD) L.P.	$256,257.45	1.25%
John Arnold HBM BioCapital Ltd. Centennial Towers, 3rd Floor 2454 West Bay Road Grand Cayman Cayman Islands
Shionogi & Co., Ltd.	$500,000.00	2.44%
1-8 Doshomachi 3-chome Chuo-ku, Osaka Japan
TOTAL	$20,500,000.00	100.00%